                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 11, 1998


                       Advanta Mortgage Loan Trust 1998-2
             (Exact name of registrant as specified in its charter)


          New York                     333-37107             Application Pending
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)



      c/o Advanta Mortgage Conduit                                   92127
             Services, Inc.                                       (Zip Code)
       Attention:  Milton Riseman
        16875 West Bernardo Drive
          San Diego, California
(Address of Principal Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800
                                    No change

          (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered an issuance of $3,500,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-37107) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1998-2 (the "Registrant" or the "Trust") issued approximately $925,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1998-2 (the "Certificates"), on June 22, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of June 1, 1998, among Advanta Mortgage Conduit Services, Inc. (the "Sponsor"), Advanta Mortgage Corp. USA, in its capacity as Master Servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of twenty-one classes, the Class A-1 Group IA Certificates, the Class A-2 Group IA Certificates, the Class A-3 Group IA Certificates, the Class A-4 Group IA Certificates, the Class A-5 Group IA Certificates, the Class A-6 Group IA Certificates, the Class A-7 Group IA Certificates, the Class A-8 Group IA Certificates (collectively, the "Group IA Certificates"), the Class A-9 Group IB Certificates, the Class A-10 Group IB Certificates, the Class A-11 Group IB Certificates, the Class A-12 Group IB Certificates, the Class A-13 Group IB Certificates, the Class A-14 Group IB Certificates, the Class A-15 Group IB Certificates (collectively, the "Group IB Certificates"), the Class A-16 Group IIA Certificates, the Class A-17 Group IIA Certificates (collectively, the "Group IIA Certificates"), the Class A-18 Group IIB Certificates, the Class A-19 Group IIB Certificates (collectively, the "Group IIB Certificates"), the Class F-IO Certificates and the Class A-IO Certificates (together with the Group IA Certificates, the Group IB Certificates, the Group IIA Certificates and the Group IIB Certificates, the "Class A Certificates". The Class A Certificates and the Class R Certificates (residual class with respect to each REMIC held by the Trust) (the "Class R Certificates") are together referred to herein as the "Certificates". The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust will include four pools of closed-end mortgage loans secured by mortgages on one- to- four family residential properties to be conveyed to the Trust on the Closing Date. All of the Mortgage Loans in Group IA (the "Group IA Pool") consist of fixed rate, first- and second-lien Mortgage Loans owned by Advanta Conduit Services or its non-bank affiliates. All of the Mortgage Loans in Group IB (the
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"Group IB Pool," and together with the Group IA Pool, the "Fixed Rate Group")
consist of fixed rate, first-lien Mortgage Loans owned by Advanta National Bank. All of the Group IIA Mortgage Loans (the "Group IIA Pool") consist of adjustable rate, first-lien Mortgage Loans owned by Advanta Conduit Services or its non-bank affiliates. All of the Group IIB Mortgage Loans (the "Group IIB Pool," and together with the Group IIA Pool, the "Adjustable Rate Group") consist of adjustable rate, first-lien loans owned by Advanta National Bank. All of the loans have remaining terms to maturity equal to or less than 30 years.

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof, as defined in the Prospectus Supplement dated June 11, 1998 (the "Prospectus Supplement").


                  The Class A-1 Certificates have an aggregate principal amount of $73,000,000. The Class A-2 Certificates have an aggregate principal amount of $41,000,000. The Class A-3 Certificates have an aggregate principal amount of $34,000,000. The Class A-4 Certificates have an aggregate principal amount of $17,000,000. The Class A-5 Certificates have an aggregate principal amount of $24,000,000. The Class A-6 Certificates have an aggregate principal amount of $27,000,000. The Class A-7 Certificates have an aggregate principal amount of $15,000,000. The Class A-8 Certificates have an aggregate principal amount of $9,000,000. The Class A-9 Certificates have an aggregate principal amount of $88,000,000. The Class A-10 Certificates have an aggregate principal amount of $61,000,000. The Class A-11 Certificates have an aggregate principal amount of $38,000,000. The Class A-12 Certificates have an aggregate principal amount of $28,000,000. The Class A-13 Certificates have an aggregate principal amount of $28,000,000. The Class A-14 Certificates have an aggregate principal amount of $36,000,000. The Class A-15 Certificates have an aggregate principal amount of $31,000,000. The Class A-16 Certificates have an aggregate principal amount of $180,000,000. The Class A-17 Certificates have an aggregate principal amount of $60,000,000. The Class A-18 Certificates have an aggregate principal amount of $101,250,000. The Class A-19 Certificates have an aggregate principal amount of $33,750,000. No principal payments are distributed with respect to the Class A-IO Certificates and the Class F-IO Certificates. Interest on the Class A-IO will be distributed and calculated on the basis of a notional principal balance equal to the aggregate outstanding Principal Balance of the Class A-17 Certificates and the Class A-19 Certificates. Interest on the Class F-IO will be distributed and calculated on the basis of a notional principal balance equal to the aggregate outstanding Principal Balance of the Class A-7 Certificates, the Class A-8 Certificates and the Class A-15 Certificates.

                  As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated October 30, 1997 and the Prospectus Supplement filed pursuant to Rule 424(b)(5) of the Act with the Commission.
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated June 11, 1998, between Advanta Mortgage Conduit Services, Inc. and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters (the "Representative").

                  4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

                  4.3 Conveyance Agreement, dated June 22, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A..

                  4.4 Ambac Certificate Guaranty Insurance Endorsement, dated June 22, 1998 and delivered by Ambac Insurance Corporation.

                  23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Ambac Insurance Corporation and their report.*

* Previously filed
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANTA MORTGAGE LOAN TRUST 1998-2

                                  By: Advanta Mortgage Conduit Services, Inc., as Sponsor


                                           By:/s/ Mark T. Dunsheath
                                              -------------------------------
                                               Name:     Mark T. Dunsheath
                                               Title:    Vice President


Dated: July 6, 1998
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                                  EXHIBIT INDEX


Exhibit No.       Description


         1.1 Underwriting Agreement, dated June 1, 1998, between Advanta Mortgage Conduit Services, Inc. and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters (the "Representative").

         4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

         4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

         4.3 Conveyance Agreement, dated June 22, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A..

         4.4 Ambac Certificate Guaranty Insurance Endorsement, dated June 22, 1998 and delivered by Ambac Insurance Corporation.

         23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Ambac Insurance Corporation and their report.*


* Previously filed